Exhibit 10.1

EXECUTION VERSION

ESCROW AGREEMENT

ESCROW AGREEMENT (this “Agreement”), dated as of October 27, 2014, among Wilmington Trust, National Association, as escrow agent and securities intermediary (in such capacities, the “Escrow Agent”), Wilmington Trust, National Association, in its capacity as trustee under each of the Indentures (as defined below) (in its capacity as trustee under each of the Indentures (as defined below), the “Trustee”, and in all such capacities, the “Trustees”), Dynegy Finance I, Inc., a Delaware corporation (“Finance I”) and a wholly-owned subsidiary of Dynegy Inc., a Delaware corporation (the “Company”), and Dynegy Finance II, Inc., a Delaware corporation (“Finance II” and, together with Finance I, the “Issuers”) and a wholly-owned subsidiary of the Company.

RECITALS

WHEREAS, this Agreement is being entered into in connection with the Purchase Agreement (the “Purchase Agreement”) dated as of October 10, 2014, among the Issuers, the Company, the initial purchasers listed on Schedule I thereto (the “Initial Purchasers”), and in connection with the Indentures relating to the Notes (as defined below) (for the avoidance of doubt, Wilmington Trust, National Association, whether in its capacity as Escrow Agent or Trustee, is not a party to the Purchase Agreement, shall have no duties or obligations thereunder and shall not be deemed to have knowledge of its terms);

WHEREAS, pursuant to the terms of the Purchase Agreement, (a) Finance I is issuing $840,000,000 aggregate principal amount of its 6.75% Senior Notes due 2019 (the “Finance I 2019 Notes”), $700,000,000 aggregate principal amount of its 7.375% Senior Notes due 2022 (the “Finance I 2022 Notes”) and $500,000,000 aggregate principal amount of its 7.625% Senior Notes due 2024 (the “Finance I 2024 Notes” and, together with the Finance I 2019 Notes and the Finance I 2022 Notes, the “Finance I Notes”), and (b) Finance II is issuing $1,260,000,000 aggregate principal amount of its 6.75% Senior Notes due 2019 (the “Finance II 2019 Notes”), $1,050,000,000 aggregate principal amount of its 7.375% Senior Notes due 2022 (the “Finance II 2022 Notes”) and $750,000,000 aggregate principal amount of its 7.625% Senior Notes due 2024 (the “Finance II 2024 Notes” and, together with the Finance II 2019 Notes and the Finance II 2022 Notes, the “Finance II Notes”; the Finance I Notes and the Finance II Notes are collectively referred to herein as the “Notes”);

WHEREAS, the Issuers will deposit, or will cause to be deposited, into the Escrow Accounts (as defined below) the net proceeds from the issuance of the Notes and other funds in the amounts and at the times set forth below;

WHEREAS, such funds will be used (a) upon satisfaction of the escrow conditions set forth in Sections 3(a) and 3(d) for the purposes described under the caption “Use of Proceeds” in the Offering Memorandum (as defined below), or (b) to redeem Notes required to be redeemed pursuant to Section 3.08(b) of each of the Indentures;

WHEREAS, as security for their obligations under the Notes and the Indentures, the Issuers will, pursuant to the terms of this Agreement, grant to the Trustees, for the sole and exclusive benefit of the Trustees and the holders of the Notes, a first priority security interest in and lien on the Escrow Accounts and the Collateral (as defined below); and

WHEREAS, the parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be held in and disbursed from the Escrow Accounts and released from the security interest and lien described above.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

“Additional Amount” means an amount of cash, which amount, together with the net proceeds of the offering of the applicable Notes deposited into an Escrow Account on the Issue Date, equals the applicable Special Mandatory Redemption Price on November 28, 2014 with respect to such Notes.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Business Day” means a day other than a Saturday, a Sunday or a day on which commercial banking institutions are not required to be open in the State of New York or a place of payment.

“Collateral” means Finance I Notes Collateral and/or Finance II Notes Collateral, as applicable.

“Company” has the meaning set forth in the preamble of this Agreement.

“DTC” means The Depository Trust Company.

“Duke Acquisition Escrow Conditions” has the meaning set forth in Section 3(a).

“Duke Midwest Assets Acquisition” means the acquisition contemplated by the Duke Midwest Purchase Agreement.

“Duke Midwest Assets Acquisition Deadline” means August 24, 2015.

“Duke Midwest Escrow Release Date” has the meaning set forth in Section 3(a).

“Duke Midwest Purchase Agreement” means the Purchase and Sale Agreement, dated as of August 21, 2014, by and among Dynegy Resource I, LLC, Duke Energy SAM, LLC and Duke Energy Commercial Enterprises, Inc.

“Dynegy Finance I, Inc. 2019 Notes Escrow Account” has the meaning set forth in Section 2(b)(i).

“Dynegy Finance I, Inc. 2022 Notes Escrow Account” has the meaning set forth in Section 2(b)(i).

“Dynegy Finance I, Inc. 2024 Notes Escrow Account” has the meaning set forth in Section 2(b)(i).

“Dynegy Finance II, Inc. 2019 Notes Escrow Account” has the meaning set forth in Section 2(b)(i).

“Dynegy Finance II, Inc. 2022 Notes Escrow Account” has the meaning set forth in Section 2(b)(i).

“Dynegy Finance II, Inc. 2024 Notes Escrow Account” has the meaning set forth in Section 2(b)(i).

“Eligible Escrow Investments” means: (i) investments in money market funds registered under the Federal Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933, as amended, and rated “AAAm” or “AAAm-G” or better by S&P and “Aaa,” “Aa1” or “Aa2” by Moody’s, including any such money market fund for which the Escrow Agent or any of its Affiliates serves as investment manager, administrator, shareholder servicing agent and/or custodian and (ii) deposits in a noninterest-bearing account with the Escrow Agent; provided that such account has full FDIC coverage at least through the Duke Midwest Assets Acquisition Deadline with respect to the Finance I Escrow Accounts or the EquiPower Acquisition Deadline with respect to the Finance II Escrow Accounts.

“EquiPower Acquisition” means acquisition contemplated by the EquiPower Purchase Agreement.

“EquiPower Acquisition Deadline” means May 11, 2015.

“EquiPower Escrow Conditions” has the meaning set forth in Section 3(d).

“EquiPower Purchase Agreement” means each of (i) the Stock Purchase Agreement, dated August 21, 2014 among Dynegy Resource II, LLC, Energy Capital Partners II, LP, (“ECP II”), Energy Capital Partners II- A, LP, (“ECP II-A”), Energy Capital Partners II-B, LP, (“ECP II-B”), Energy Capital Partners II-C (Direct IP), LP, (“ECP II- C”), Energy Capital Partners II-D, LP (“ECP II-D”), Energy Capital Partners II (EquiPower Co-Invest), LP, EquiPower Resources Corp and, solely for certain limited purposes set forth therein, each of Energy Capital Partners II-C, LP (“ECP II-C Fund”), the Company and the other parties party thereto and (ii) the Stock Purchase Agreement and Agreement and Plan of Merger, dated August 21, 2014 among Dynegy Resource III, LLC, Dynegy Resource III-A, LLC, Brayton Point Holdings, LLC, Energy Capital Partners GP II, LP, ECP II, ECP II-A, ECP II-B, ECP II-D, Energy Capital Partners II-C (Cayman), L.P. and, solely for certain limited purposes set forth therein, ECP II-C Fund, the Company and there other parties party thereto.

“Escrow Accounts” has the meaning set forth in Section 2(b)(i).

“Escrow Agent” has the meaning set forth in the preamble of this Agreement.

“Escrow Funds” has the meaning set forth in Section 2(b)(ii).

“Escrowed Property” has the meaning set forth in Section 2(b)(iv).

“Finance I” has the meaning set forth in the preamble of this Agreement.

“Finance I 2019 Indenture” means the Indenture, dated as of the date hereof, between Finance I and the Trustee, governing the Finance I 2019 Notes.

“Finance I 2019 Notes” has the meaning set forth in the recitals of this Agreement.

“Finance I 2019 Notes Collateral” has the meaning set forth in Section 6(c).

“Finance I 2019 Notes Secured Obligations” has the meaning set forth in Section 6(a).

“Finance I 2022 Indenture” means the Indenture, dated as of the date hereof, between Finance I and the Trustee, governing the Finance I 2022 Notes.

“Finance I 2022 Notes” has the meaning set forth in the recitals of this Agreement.

“Finance I 2022 Notes Collateral” has the meaning set forth in Section 6(b).

“Finance I 2022 Notes Secured Obligations” has the meaning set forth in Section 6(b).

“Finance I 2024 Indenture” means the Indenture, dated as of the date hereof, between Finance I and the Trustee, governing the Finance I 2024 Notes.

“Finance I 2024 Notes” has the meaning set forth in the recitals of this Agreement.

“Finance I 2024 Notes Collateral” has the meaning set forth in Section 6(c).

“Finance I 2024 Notes Secured Obligations” has the meaning set forth in Section 6(c).

“Finance I Collateral” has the meaning set forth in Section 6(c).

“Finance I Escrow Accounts” has the meaning set forth in Section 2(b)(i).

“Finance I Indentures” means, collectively, the Finance I 2019 Indenture, the Finance I 2022 Indenture and the Finance I 2024 Indenture.

“Finance I Merger” has the meaning set forth in Section 3(a)(iv).

“Finance I Notes” has the meaning set forth in the recitals to this Agreement.

“Finance I Notes Escrow Funds” has the meaning set forth in Section 2(b)(ii).

“Finance I Release” has the meaning set forth in Section 3(a).

“Finance I Release Request” has the meaning set forth in Section 3(a).

“Finance I Secured Obligations” has the meaning set forth in Section 6(c).

“Finance II” has the meaning set forth in the preamble of this Agreement.

“Finance II 2019 Indenture” means the Indenture, dated as of the date hereof, between Finance II and the Trustee, governing the Finance II 2019 Notes.

“Finance II 2019 Notes” has the meaning set forth in the recitals of this Agreement.

“Finance II 2019 Notes Collateral” has the meaning set forth in Section 6(d).

“Finance II 2019 Notes Secured Obligations” has the meaning set forth in Section 6(d).

“Finance II 2022 Indenture” means the Indenture, dated as of the date hereof, between Finance II and the Trustee, governing the Finance II 2022 Notes.

“Finance II 2022 Notes” has the meaning set forth in the recitals of this Agreement.

“Finance II 2022 Notes Collateral” has the meaning set forth in Section 6(e).

“Finance II 2022 Notes Secured Obligations” has the meaning set forth in Section 6(e).

“Finance II 2024 Indenture” means the Indenture, dated as of the date hereof, between Finance II and the Trustee, governing the Finance II 2024 Notes.

“Finance II 2024 Notes” has the meaning set forth in the recitals of this Agreement.

“Finance II 2024 Notes Collateral” has the meaning set forth in Section 6(f).

“Finance II 2024 Notes Secured Obligations” has the meaning set forth in Section 6(f).

“Finance II Notes Collateral” has the meaning set forth in Section 6(f).

“Finance II Escrow Accounts” has the meaning set forth in Section 2(b)(i).

“Finance II Indentures” means, collectively, the Finance  II 2019 Indenture, the Finance II 2022 Indenture and the Finance II 2024 Indenture.

“Finance II Merger” has the meaning set forth in Section 3(d)(iv).

“Finance II Notes” has the meaning set forth in the recitals to this Agreement.

“Finance II Notes Escrow Funds” has the meaning set forth in Section 2(b)(ii).

“Finance II Release” has the meaning set forth in Section 3(d).

“Finance II Release Request” has the meaning set forth in Section 3(d).

“Finance II Secured Obligations” has the meaning set forth in Section 6(f).

“Indemnified Person” has the meaning set forth in Section 5.

“Indentures” means, collectively, the Finance I Indentures and the Finance II Indentures.

“Initial Purchasers” has the meaning set forth in the recitals of this Agreement.

“Issue Date” means October 27, 2014.

“Issuers” has the meaning set forth in the preamble of this Agreement.

“Notes” has the meaning set forth in the recitals of this Agreement.

“Offering Memorandum” means the Offering Memorandum dated October 10, 2014, relating to the issuance and sale of the Notes.

“Purchase Agreement” has the meaning set forth in the recitals of this Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, among Finance I, Finance II and the representatives of the Initial Purchasers.

“Release Request” means a Finance I Release Request or a Finance II Release Request, as applicable.

“Representative Officer” means any officer of the Escrow Agent who has direct responsibility for the administration of this Agreement and shall also mean any other officer of the Escrow Agent to whom any matter related to this Agreement is referred because of such person’s knowledge of and familiarity with the particular subject matter.

“Secured Obligations” means Finance I Secured Obligations and/or Finance II Secured Obligations, as applicable.

“Special Mandatory Redemption Price” means, for any Note, a price equal to 100% of the issue price of such Note, plus accrued and unpaid interest thereon, from the Issue Date to, but excluding, the applicable redemption date.

“Subsidiary Guarantors” means any of the Company’s current and future subsidiaries that guarantees the applicable series of Notes pursuant to the provisions of the applicable Indenture, in each case, until the guarantee of such person has been released in accordance with the provisions of the applicable Indenture.

“Trustee” or “Trustees” has the meaning set forth in the preamble of this Agreement.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

2. Escrow Accounts; Escrow Agent.

(a)                                 Appointment of the Escrow Agent. The Issuers hereby appoint Wilmington Trust, National Association, as Escrow Agent in accordance with the terms and conditions set forth herein, and Wilmington Trust, National Association hereby accepts such appointment subject to the terms and conditions set forth herein.

(b)                                 Establishment of Escrow Accounts.

(i)                                Concurrently with the execution and delivery hereof, the Escrow Agent shall establish a segregated escrow account in the name of each applicable Trustee for each of the Finance I 2019 Notes (the “Dynegy Finance I, Inc. 2019 Notes Escrow Account”), the Finance I 2022 Notes (the “Dynegy Finance I, Inc. 2022 Notes Escrow Account”), the Finance I 2024 Notes (the “Dynegy Finance I, Inc. 2024 Notes Escrow Account” and, together with the Dynegy Finance I, Inc. 2019 Notes Escrow Account and the Dynegy Finance I, Inc. 2024 Notes Escrow Account, the “Finance I Escrow Accounts”), the Finance II 2019 Notes (the “Dynegy Finance II, Inc. 2019 Notes Escrow Account”), the Finance II 2022 Notes (the “Dynegy Finance II, Inc. 2022 Notes Escrow Account”) and the Finance II 2024 Notes (the “Dynegy Finance II, Inc. 2024 Notes Escrow Account” and, together with the Dynegy Finance II, Inc. 2019 Notes Escrow Account and the Dynegy Finance II, Inc. 2022 Notes Escrow Account, the “Finance II Escrow Accounts”; the Finance I Escrow Accounts and the Finance II Escrow Accounts are collectively referred to herein as the “Escrow Accounts”) as follows:

Dynegy Finance I, Inc. 2019 Notes Escrow Account:

Wilmington Trust, National Association

Manufacturers & Trader Trust Co.

ABA # 031100092

Acct # 110056-001

Acct Name: Dynegy Finance I – 6.75% Notes Escrow Account

Attn: Global Capital Markets

Dynegy Finance I, Inc. 2022 Notes Escrow Account:

Wilmington Trust, National Association

Manufacturers & Trader Trust Co.

ABA # 031100092

Acct # 110057-001

Acct Name: Dynegy Finance I – 7.375% Notes Escrow Account

Attn: Global Capital Markets

Dynegy Finance I, Inc. 2024 Notes Escrow Account:

Wilmington Trust, National Association

Manufacturers & Trader Trust Co.

ABA # 031100092

Acct # 110058-001

Acct Name: Dynegy Finance I – 7.625% Notes Escrow Account

Attn: Global Capital Markets

Dynegy Finance II, Inc. 2019 Notes Escrow Account:

Wilmington Trust, National Association

Manufacturers & Trader Trust Co.

ABA # 031100092

Acct # 110056-002

Acct Name: Dynegy Finance II – 6.75% Notes Escrow Account

Attn: Global Capital Markets

Dynegy Finance II, Inc. 2022 Notes Escrow Account:

Wilmington Trust, National Association

Manufacturers & Trader Trust Co.

ABA # 031100092

Acct # 110057-002

Acct Name: Dynegy Finance II – 7.375% Notes Escrow Account

Attn: Global Capital Markets

Dynegy Finance II, Inc. 2024 Notes Escrow Account:

Wilmington Trust, National Association

Manufacturers & Trader Trust Co.

ABA # 031100092

Acct # 110058-002

Acct Name: Dynegy Finance II – 7.625% Notes Escrow Account

Attn: Global Capital Markets

(ii)                             On the Issue Date, (A) Finance I shall deposit, or shall cause to be deposited, with the Escrow Agent, for credit into the Finance I Escrow Accounts the amounts set forth below

(the “Finance I Notes Escrow Funds”), consisting of the net proceeds from the sale of the applicable Finance I Notes, the Additional Amount with respect to such Finance I Notes and $3,000,000 with respect to each of the Finance I Escrow Accounts and (B) Finance II shall deposit, or shall cause to be deposited, with the Escrow Agent, for credit into the Finance II Escrow Accounts the amounts set forth below (the “Finance II Notes Escrow Funds” and, together with the Finance I Notes Escrow Funds, the “Escrow Funds”), consisting of the net proceeds from the sale of the applicable Finance II Notes, the Additional Amount with respect to such Finance II Notes and $3,000,000 with respect to each of the Finance II Escrow Accounts:

Escrow Account	Amount of Deposit

Dynegy Finance I, Inc. – 6.75% Notes Escrow Account	$847,882,500.00

Dynegy Finance I, Inc. – 7.375% Notes Escrow Account	$707,445,486.11

Dynegy Finance I, Inc. – 7.625% Notes Escrow Account	$506,282,986.11

Dynegy Finance II, Inc. – 6.75% Notes Escrow Account	$1,270,323,750.00

Dynegy Finance II, Inc. – 7.375% Notes Escrow Account	$1,059,668,229.17

Dynegy Finance II, Inc. – 7.625% Notes Escrow Account	$757,924,479.17

(iii)                          The Issuers, the Trustees and the Escrow Agent hereby agree that the “securities intermediary’s jurisdiction” of the Escrow Agent is the State of New York for purposes of the UCC, including Section 9-305 and 8-110 thereof.

(iv)                         The Escrow Agent shall accept the Escrow Funds and shall hold such securities, funds and the proceeds thereof in the Escrow Accounts. All amounts so deposited, and the interest on, and dividends, distributions and other payments or proceeds in respect of, any such deposits, less any amounts released pursuant to the terms of this Agreement, shall constitute the “Escrowed Property.” The Escrow Agent shall invest any portion of the Escrowed Property that is cash in Eligible Escrow Investments, as may be directed by Finance I with respect to the Finance I Escrow Accounts, or Finance II with respect to the Finance II Escrow Accounts, in writing from time to time. If and until the Escrow Agent receives such a written direction, any cash credited to the Escrow Accounts shall remain uninvested and the Escrow Agent shall have no liability for any interest on such cash. All such property shall be held in the Escrow Accounts until disbursed in accordance with the terms hereof. The Escrow Accounts and all property held therein by the Escrow Agent shall be under the “control” (within the meaning of Section 9-104 of the UCC) of the applicable Trustee for the benefit of itself and the holders of the corresponding Notes.

(v)                            The Escrow Agent shall liquidate any Escrowed Property in the Finance I Escrow Accounts as directed in writing at any time by Finance I and in the Finance II Escrow Accounts as directed in writing at any time by Finance II.

(vi)                         The obligation and liability of the Escrow Agent to make the payments and transfers required by this Agreement shall be limited to the Escrowed Property. The Escrow Agent shall not be liable for any loss resulting from any investment made pursuant to this Agreement in compliance with the provisions hereof or any shortfall in the value of the Escrowed Property that might result therefrom.

(c)                                  Escrow Agent Compensation; Expense Reimbursement.  The Issuers shall reimburse the Escrow Agent, upon request, for all expenses, disbursements and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including the reasonable compensation, expenses and disbursements of its counsel. The Escrow Agent shall be paid any such expenses owed to it directly by the Issuers and shall not disburse from the Escrow Accounts any such amounts, nor shall the Escrow Agent have any interest in the Escrow Accounts with respect to such amounts unless the Issuers shall be unable to pay or cause to be paid to the Escrow Agent such amounts due to a lack of assets (or access to assets), in which case the Escrow Agent shall be entitled to a lien on the Escrowed Property to secure such unpaid amounts. The provisions of this clause shall survive the termination of this Agreement and survive the resignation or removal of the Escrow Agent.

(d)                                 Substitution of Escrow Agent. The Escrow Agent may resign by giving no less than 30 Business Days’ prior written notice to the Issuers and the Trustees. Such resignation shall take effect upon the later to occur of (i) delivery of all Escrowed Property maintained by the Escrow Agent hereunder and copies of all books, records and other documents in the Escrow Agent’s possession relating to the Escrowed Property or this Agreement, in each case to a successor escrow agent approved by the Issuers (which approvals shall not be unreasonably withheld or delayed) and to accounts under the control of each corresponding Trustee, provided that the “securities intermediary’s jurisdiction” of such successor escrow agent shall be the State of New York for purposes of the UCC, including 9-305 and 8-110 thereof, and (ii) the Issuers, each corresponding Trustee and such successor escrow agent entering into this Agreement or any written successor agreement no less favorable to the interests of the holders of the Notes (as reasonably determined by the Issuers) and the Trustees than this Agreement. The Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith, except to the limited extent set forth in Section 4. If a successor escrow agent has not been appointed or has not accepted such appointment within 30 Business Days after notice of resignation is given to the Issuers and the Trustees, the Escrow Agent may apply at the expense of the Issuers to a court of competent jurisdiction for the appointment of a successor escrow agent.

3. Release of Escrowed Property.

(a)                                 If at any time on or prior to the Duke Midwest Assets Acquisition Deadline, Finance I delivers to the Escrow Agent and each Trustee under the Finance I Indentures an Officer’s Certificate substantially in the form set forth in Annex I hereto (a “Finance I Release Request”) certifying that, prior to or concurrently with the release of the Escrowed Property from the Finance I Escrow Accounts (the “Finance I Release”) the following conditions (the “Duke Acquisition Escrow Conditions”) shall have been satisfied:

(i)                                the Duke Midwest Assets Acquisition shall have been, or concurrently with the Finance I Release will be, consummated substantially in accordance with the terms and conditions of the Duke Midwest Purchase Agreement, as amended or modified from time to time in accordance with its terms, and the Duke Midwest Purchase Agreement shall not have been amended or modified and no waivers or consents shall have been granted thereunder, in each case after the Issue Date in a manner materially adverse to the holders of the Finance I Notes;

(ii)                             all amounts in the Finance I Escrow Accounts will be applied in connection with the Duke Midwest Assets Acquisition in the manner described under the caption “Use of Proceeds” in the Offering Memorandum;

(iii)                          no Default or Event of Default shall have occurred and be continuing under any of the Finance I Indentures; and

(iv)                         (A) Finance I shall have been, or substantially simultaneously with the Finance I Release shall be, merged with and into the Company and the Company shall have assumed, or contemporaneously with the Finance I Release shall assume, by supplemental indenture or joinder, as applicable, all of the obligations of Finance I under the Finance I Notes, the Finance I Indentures and the Registration Rights Agreement (the “Finance I Merger”) and (B) the Subsidiary Guarantors shall have become, or substantially simultaneously with the Finance I Release shall become, by supplemental indentures or joinders (in each case, substantially in the form attached to the Finance I Indentures and the Registration Rights Agreement), as applicable, effective upon the Duke Midwest Escrow Release Date and consummation of the Duke Midwest Assets Acquisition, guarantors of the Finance I Notes and the Finance I Indentures and parties to the Registration Rights Agreement;

the Escrow Agent shall release all of the Escrowed Property held by it in the Finance I Escrow Accounts to or as directed by Finance I (the date of such release, the “Duke Midwest Escrow Release Date”), by wire transfer of immediately available funds in accordance with the instructions set forth in the Finance I Release Request no later than 12:00 p.m. (New York City time) on the Business Day immediately following the date such Finance I Release Request is delivered.

(b)                                 If:

(i)                                at 5:00 p.m. (New York City time) on the Duke Midwest Assets Acquisition Deadline, the Escrow Agent has not received a Finance I Release Request certifying that the Duke Midwest Assets Acquisition Escrow Conditions have been satisfied on or prior to the Duke Midwest Assets Acquisition Deadline; or

(ii)                             Finance I notifies the Escrow Agent and the Trustees in writing substantially in the form set forth in Annex II hereto that (A) Finance I has determined that the Duke Midwest Assets Acquisition will not be consummated on or before the Duke Midwest Assets Acquisition Deadline or (B) the Duke Purchase Agreement has been terminated;

the Escrow Agent, without the requirement of notice or action by Finance I, any applicable Trustee or any other person or entity, shall, within one Business Day, liquidate all Escrowed Property then held by it in the Finance I Escrow Accounts and release all amounts to each applicable Trustee by wire transfer or internal transfer of immediately available funds (in accordance with the instructions set forth in Schedule A of Annex II hereto) for the benefit of the holders of the applicable Finance I Notes relating to each such Finance I Escrow Account.

(c)                                  If on the date that is five Business Days prior to the last Business Day of any calendar month prior to the Duke Midwest Escrow Release Date (beginning with November 20, 2014), the funds in a Finance I Escrow Account (as calculated by Finance I) would not be sufficient to fund a Duke Midwest Special Mandatory Redemption (as defined in the Indenture governing the applicable Finance I Notes) with respect to the applicable Finance I Notes if such redemption were to occur on the last Business Day of the following month (the “Duke Required Amount”), Finance I shall provide the Escrow Agent and the applicable Trustee with an Officer’s Certificate substantially in the form set forth in

Annex III hereto certifying the same. Upon receipt of such Officer’s Certificate, the Escrow Agent, without the requirement of notice to or action by Finance I, the applicable Trustee or any other person or entity, shall, within one Business Day, liquidate all property in such Finance I Escrow Account and release all amounts in such Finance I Escrow Account to the applicable Trustee (by wire transfer or internal transfer of immediately available funds (in accordance with the instructions set forth in Schedule A of Annex II hereto)) for the benefit of the holders of the applicable Finance I Notes relating to such Finance I Escrow Account.

(d)                                 If at any time on or prior to the EquiPower Acquisition Deadline, Finance II delivers to the Escrow Agent and each Trustee under the Finance II Indentures an Officer’s Certificate substantially in the form set forth in Annex IV hereto (a “Finance II Release Request”) certifying that, prior to or concurrently with the release of the Escrowed Property from the Finance II Escrow Accounts (the “Finance II Release”) the following conditions (the “EquiPower Escrow Conditions”) shall have been satisfied:

(i)                                the EquiPower Acquisition shall have been, or concurrently with the Finance II Release will be, consummated substantially in accordance with the terms and conditions of the EquiPower Purchase Agreement, as amended or modified from time to time in accordance with its terms, and the EquiPower Purchase Agreement shall not have been amended or modified and no waivers or consents shall have been granted thereunder, in each case after the Issue Date in a manner materially adverse to the holders of the Finance II Notes;

(ii)                             all amounts in the Finance II Escrow Accounts will be applied in connection with the EquiPower Acquisition in the manner described under the caption “Use of Proceeds” in the Offering Memorandum;

(iii)                          no Default or Event of Default shall have occurred and be continuing under any of the Finance II Indentures; and

(iv)                         (a) Finance II shall have been, or substantially simultaneously with the Finance II Release shall be, merged with and into Dynegy and Dynegy shall have assumed, or contemporaneously with the Finance II Release shall assume, by supplemental indenture or joinder, as applicable, all of the obligations of Finance II under the Finance II Notes, the Finance II Indentures and the Registration Rights Agreement (the “Finance II Merger”) and (b) the Subsidiary Guarantors shall have become, or substantially simultaneously with the Finance II Release shall become, by supplemental indentures or joinders (in each case, substantially in the form attached to the Finance II Indentures and the Registration Rights Agreement), as applicable, effective upon the EquiPower Escrow Release Date and consummation of the EquiPower Acquisition, guarantors of the Finance II Notes and the Finance II Indentures and parties to the Registration Rights Agreement;

the Escrow Agent shall release all of the Escrowed Property held by it in the Finance II Escrow Accounts to or as directed by Finance II (the date of such release, the “EquiPower Escrow Release Date”), by wire transfer of immediately available funds in accordance with the instructions set forth in the Finance II Release Request no later than 12:00 p.m. (New York City time) on the Business Day immediately following the date such Finance II Release Request is delivered.

(e)                                       If:

(i)                                          at 5:00 p.m. (New York City time) on the EquiPower Acquisition Deadline, the Escrow Agent has not received a Finance II Release Request certifying that the EquiPower Acquisition Escrow Conditions have been satisfied on or prior to the EquiPower Acquisition Deadline; or

(ii)                                       Finance II notifies the Escrow Agent and the Trustees in writing substantially in the form set forth in Annex V hereto that (A) Finance II has determined that the EquiPower Acquisition will not be consummated on or before the EquiPower Acquisition Deadline or (B) the EquiPower Purchase Agreement has been terminated;

the Escrow Agent, without the requirement of notice or action by Finance II, any applicable Trustee or any other person or entity, shall, within one Business Day, liquidate all Escrowed Property then held by it in the Finance II Escrow Accounts and release all amounts to each applicable Trustee by wire transfer of immediately available funds for the benefit of the holders of the applicable Finance II Notes relating to each such Finance II Escrow Account.

(f)                                         If on the date that is five Business Days prior to the last Business Day of any calendar month prior to the EquiPower Escrow Release Date (beginning with November 20, 2014), the funds in a Finance II Escrow Account (as calculated by Finance II) would not be sufficient to fund an EquiPower Special Mandatory Redemption (as defined in the Indenture governing the applicable Finance II Notes) with respect to the applicable Notes if such redemption were to occur on the last Business Day of the following month (the “EquiPower Required Amount” and, together with the Duke Required Amount, the “Required Amount”), Finance II shall provide the Escrow Agent and the applicable Trustee with an Officer’s Certificate substantially in the form set forth in Annex VI hereto certifying the same. Upon receipt of such Officer’s Certificate, the Escrow Agent, without the requirement of notice to or action by Finance II, the applicable Trustee or any other person or entity, shall, within one Business Day, liquidate all property in such Finance II Escrow Account and release all amounts in such Finance II Escrow Account to the applicable Trustee for the benefit of the holders of the applicable Finance II Notes relating to such Finance I Escrow Account.

(g)                                      If at any time the Escrowed Property in any Escrow Account has an aggregate value in excess of the Required Amount, the Escrow Agent, upon receipt of an Officer’s Certificate from the applicable Issuer certifying as to such event and specifying the amount of such excess shall cause the release of such excess to or for the account of the applicable Issuer by wire transfer of immediately available funds in accordance with the instructions set forth in such Officer’s Certificate.

(h)                                      Prior to the release of funds in an Escrow Account pursuant to Sections 3(a) through 3(f), amounts of the Escrowed Property shall from time to time be withdrawn from the Escrow Accounts, upon the written request of the Issuers, for application to interest or other amounts then due and payable pursuant to the applicable Indenture. Upon receipt of an Officer’s Certificate from Finance I with respect to the Finance I Notes or from Finance II with respect to the Finance II Notes certifying that an interest payment is due on the applicable Notes, the Escrow Agent shall liquidate (in the manner directed) an amount of the applicable Escrowed Property from the applicable Escrow Accounts sufficient to pay the interest becoming due on the applicable Notes (as calculated by the Issuers in accordance with the terms of the applicable Indenture) and release such cash amount to the applicable Trustee for payment of such interest on the applicable Notes no later than 10:00 a.m. (New York City time) on the Business Day immediately following receipt of such Officer’s Certificate.

(i)                                         The Issuers undertake to use their commercially reasonable efforts to notify the Escrow Agent at least three Business Days prior thereto of any expected release of Escrowed Property, but failure to do so shall not have any effect on the obligations of the Escrow Agent under this Agreement.

4. Limitation of Escrow Agent’s Liability; Responsibilities of Escrow Agent. The Escrow Agent’s responsibility and liability under this Agreement shall be limited as follows:

(a)                                 the Escrow Agent does not represent, warrant or guaranty to the Trustee or the holders of the Notes from time to time the performance of the Issuers;

(b)                                the Escrow Agent shall have no responsibility to the Issuers, the Trustee or the holders of the Notes from time to time as a consequence of performance or non-performance by the Escrow Agent hereunder, except for any gross negligence or willful misconduct of the Escrow Agent;

(c)                                 the Issuers shall remain solely responsible for all aspects of the Issuers’ business and conduct;

(d)                                the Escrow Agent shall not be obligated to supervise, inspect or inform the Issuers or any third party of any matter referred to above; and

(e)                                 the Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

In no event shall the Escrow Agent be liable (i) for relying upon any judicial or administrative order or judgment, upon any opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Issuers or the Trustee in compliance with the provisions of this Agreement, (ii) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document believed by it in good faith to be genuine and to have been signed or presented by the proper person, (iii) for any consequential, punitive or special damages, (iv) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians; provided, that such nominees, correspondents, designees, subagents or subcustodians were chosen with due care by the Escrow Agent, or (v) for an amount in excess of the value of the Escrowed Property then credited to the Escrow Accounts.

The rights and powers granted to the Escrow Agent hereunder are being granted in order to preserve and protect the Trustee’s and the holders’ of Notes security interest in the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties (whether express or implied, and including fiduciary duties) on the Escrow Agent in connection therewith other than those imposed under applicable law. The Escrow Agent shall exercise the same degree of care in the custody and preservation of the Escrow Accounts as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement, nor be deemed to owe any fiduciary duty to the Issuers, the holders or any other party.

At any time the Escrow Agent may request in writing an instruction in writing from the applicable Issuers, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder; provided, however, that the Escrow Agent shall state in such request that it believes in good faith that such proposed course of action is not contrary to another identified provision of this Agreement. The Escrow Agent shall not be liable to the Issuers for acting without the applicable Issuers’ consent in accordance with such a proposal on or after the date specified therein if (i) the specified date is at least five Business Days after the applicable Issuer receives the Escrow Agent’s request for instructions and its proposed course of action, and (ii) prior to so acting, the Escrow Agent has not received the written instructions requested from the applicable Issuer.

The Escrow Agent may act pursuant to the advice of counsel chosen by it with respect to any matter relating to this Agreement, and the reasonable fees and expenses of such counsel shall be paid by the Issuers, and shall not be liable for any action taken or omitted in accordance with such advice, except for any such action taken or omitted in bad faith.

In the event of any ambiguity in the provisions of this Agreement with respect to any funds, securities or property deposited hereunder, or instruction, notice or certification delivered hereunder, the Escrow Agent shall be entitled to refrain from complying with any and all claims, demands or instructions with respect to such funds, securities or property, and the Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing reasonably satisfactory to the Escrow Agent, or the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense which the Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary. The costs and expenses (including reasonable attorney’s fees and expenses) incurred in connection with such proceedings shall be paid by, and shall be deemed an obligation of the Issuers.

No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God, terrorism or war, the failure or malfunction of communication or computer systems, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

5. Indemnity. The Issuers shall indemnify, hold harmless and defend the Trustee and the Escrow Agent and their respective directors, officers, agents, employees and controlling persons (each, an “Indemnified Person”) from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs, reasonable legal fees, and claims for damages (including those between or among the parties to this Agreement), arising from the Trustee’s or the Escrow Agent’s performance or non-performance, or in connection with the Escrow Agent’s acceptance of appointment as the Escrow Agent, under this Agreement, except to the extent that such liability, expense or claim shall have been caused by the gross negligence or willful misconduct of any such Indemnified Person. The provisions of this Section 5 shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Escrow Agent.

6. Grant of Security Interest; Instructions to Escrow Agent.

(a)                                      Finance I hereby irrevocably grants a first priority security interest in and lien on, and pledges, assigns, transfers and sets over to the Trustee in its capacity as trustee under the Finance I 2019 Indenture for its own benefit and the benefit of the holders of the Finance I 2019 Notes, all of its respective right, title and interest in, to the extent applicable:

(i)                                          the Dynegy Finance I, Inc. 2019 Notes Escrow Account, and all “financial assets” (as such term is defined in Section 8-102(a) of the UCC) and other property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Dynegy Finance I, Inc. 2019 Notes Escrow Account, including, without limitation, all funds held therein, and all Eligible Escrow Investments held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2 with respect thereto;

(ii)                                       all “security entitlements” (as such term is defined in Section 8-102(a) of the UCC) from time to time credited to the Dynegy Finance I, Inc. 2019 Notes Escrow Account;

(iii)                                    all claims and rights of whatever nature which Finance I may now have or hereafter acquire against any third party in respect of any of the Finance I 2019 Notes Collateral described in this Section 6 (including any claims or rights in respect of any security entitlements credited to an account of the Escrow Agent maintained at DTC or any other clearing corporation) or any other “securities intermediary” (as such terms are defined in Section 8-102(a) of the UCC);

(iv)                                   all rights which Finance I has under this Agreement with respect to the Finance I 2019 Notes and all rights it may now have or hereafter acquire against the Escrow Agent in respect of its holding and managing all or any part of the Finance I 2019 Notes Collateral; and

(v)                                      all “proceeds” (as such term is defined in Section 9-102(a) of the UCC) of any of the foregoing

(collectively, the “Finance I 2019 Notes Collateral”), in order to secure all obligations and indebtedness of Finance I under the Finance I 2019 Indenture, the Finance I 2019 Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by Finance I under the Finance I 2019 Indenture or the Finance I 2019 Notes to the holders of the Finance I 2019 Notes or to the Trustee with respect thereto or any predecessor Trustee (collectively, the “Finance I 2019 Notes Secured Obligations”). The Escrow Agent hereby acknowledges the Trustee’s security interest and lien as set forth above. Finance I shall not grant or cause or permit any other person or entity to obtain a security interest, encumbrance, lien or other claim, direct or indirect, in the Finance I’s right, title or interest in the Finance I 2019 Escrow Account or any Finance I 2019 Notes Collateral.

(b)                                      Finance I hereby irrevocably grants a first priority security interest in and lien on, and pledges, assigns, transfers and sets over to the Trustee in its capacity as trustee under the Finance I 2022 Indenture for its own benefit and the benefit of the holders of the Finance I 2022 Notes, all of its respective right, title and interest in, to the extent applicable:

(i)                                          the Dynegy Finance I, Inc. 2022 Notes Escrow Account, and all “financial assets” (as such term is defined in Section 8-102(a) of the UCC) and other property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Dynegy Finance I, Inc. 2022 Notes Escrow Account, including, without limitation, all funds held therein, and all Eligible Escrow Investments held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2 with respect thereto;

(ii)                                       all “security entitlements” (as such term is defined in Section 8-102(a) of the

UCC) from time to time credited to the Dynegy Finance I, Inc. 2022 Notes Escrow Account;

(iii)                                    all claims and rights of whatever nature which Finance I may now have or hereafter acquire against any third party in respect of any of the Finance I 2022 Notes Collateral described in this Section 6 (including any claims or rights in respect of any security entitlements credited to an account of the Escrow Agent maintained at DTC or any other clearing corporation) or any other “securities intermediary” (as such terms are defined in Section 8-102(a) of the UCC);

(iv)                                   all rights which Finance I has under this Agreement with respect to the Finance I 2022 Notes and all rights it may now have or hereafter acquire against the Escrow Agent in respect of its holding and managing all or any part of the Finance I 2022 Notes Collateral; and

(v)                                      all “proceeds” (as such term is defined in Section 9-102(a) of the UCC) of any of the foregoing

(collectively, the “Finance I 2022 Notes Collateral”), in order to secure all obligations and indebtedness of Finance I under the Finance I 2022 Indenture, the Finance I 2022 Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by Finance I under the Finance I 2022 Indenture or the Finance I 2022 Notes to the holders of the Finance I 2022 Notes or to the Trustee with respect thereto or any predecessor Trustee (collectively, the “Finance I 2022 Notes Secured Obligations”). The Escrow Agent hereby acknowledges the Trustee’s security interest and lien as set forth above. Finance I shall not grant or cause or permit any other person or entity to obtain a security interest, encumbrance, lien or other claim, direct or indirect, in the Finance I’s right, title or interest in the Finance I 2022 Escrow Account or any Finance I 2022 Notes Collateral.

(c)                                       Finance I hereby irrevocably grants a first priority security interest in and lien on, and pledges, assigns, transfers and sets over to the Trustee in its capacity as trustee under the Finance I 2024 Indenture for its own benefit and the benefit of the holders of the Finance I 2024 Notes, all of its respective right, title and interest in, to the extent applicable:

(i)                                          the Dynegy Finance I, Inc. 2024 Notes Escrow Account, and all “financial assets” (as such term is defined in Section 8-102(a) of the UCC) and other property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Dynegy Finance I, Inc. 2024 Notes Escrow Account, including, without limitation, all funds held therein, and all Eligible Escrow Investments held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2 with respect thereto;

(ii)                                       all “security entitlements” (as such term is defined in Section 8-102(a) of the UCC) from time to time credited to the Dynegy Finance I, Inc. 2024 Notes Escrow Account;

(iii)                                    all claims and rights of whatever nature which Finance I may now have or hereafter acquire against any third party in respect of any of the Finance I 2024 Notes Collateral described in this Section 6 (including any claims or rights in respect of any security entitlements credited to an account of the Escrow Agent maintained at DTC or any other clearing corporation) or any other “securities intermediary” (as such terms are defined in Section 8-102(a) of the UCC);

(iv)                                   all rights which Finance I has under this Agreement with respect to the

Finance I 2024 Notes and all rights it may now have or hereafter acquire against the Escrow Agent in respect of its holding and managing all or any part of the Finance I 2024 Notes Collateral; and

(v)                                      all “proceeds” (as such term is defined in Section 9-102(a) of the UCC) of any of the foregoing

(collectively, the “Finance I 2024 Notes Collateral”; the Finance I 2019 Notes Collateral, the Finance I 2022 Notes Collateral and the Finance I 2024 Notes Collateral are collectively referred to herein as the “Finance I Notes Collateral”), in order to secure all obligations and indebtedness of Finance I under the Finance I 2024 Indenture, the Finance I 2024 Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by Finance I under the Finance I 2024 Indenture or the Finance I 2024 Notes to the holders of the Finance I 2024 Notes or to the Trustee with respect thereto or any predecessor Trustee (collectively, the “Finance I 2024 Notes Secured Obligations”; the Finance I 2019 Notes Secured Obligations, the Finance I 2022 Notes Secured Obligations and the Finance I 2024 Secured Obligations are collectively referred to herein as the “Finance I Secured Obligations”). The Escrow Agent hereby acknowledges the Trustee’s security interest and lien as set forth above. Finance I shall not grant or cause or permit any other person or entity to obtain a security interest, encumbrance, lien or other claim, direct or indirect, in the Finance I’s right, title or interest in the Finance I 2024 Escrow Account or any Finance I 2024 Notes Collateral.

(d)                                      Finance II hereby irrevocably grants a first priority security interest in and lien on, and pledges, assigns, transfers and sets over to the Trustee in its capacity as trustee under the Finance II 2019 Indenture for its own benefit and the benefit of the holders of the Finance II 2019 Notes, all of its respective right, title and interest in, to the extent applicable:

(i)                                          the Dynegy Finance II, Inc. 2019 Notes Escrow Account, and all “financial assets” (as such term is defined in Section 8-102(a) of the UCC) and other property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Dynegy Finance II, Inc. 2019 Notes Escrow Account, including, without limitation, all funds held therein, and all Eligible Escrow Investments held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2 with respect thereto;

(ii)                                       all “security entitlements” (as such term is defined in Section 8-102(a) of the UCC) from time to time credited to the Dynegy Finance II, Inc. 2019 Notes Escrow Account;

(iii)                                    all claims and rights of whatever nature which Finance II may now have or hereafter acquire against any third party in respect of any of the Finance II 2019 Notes Collateral described in this Section 6 (including any claims or rights in respect of any security entitlements credited to an account of the Escrow Agent maintained at DTC or any other clearing corporation) or any other “securities intermediary” (as such terms are defined in Section 8-102(a) of the UCC);

(iv)                                   all rights which Finance II has under this Agreement with respect to the Finance II 2019 Notes and all rights it may now have or hereafter acquire against the Escrow Agent in respect of its holding and managing all or any part of the Finance II 2019 Notes Collateral; and

(v)                                      all “proceeds” (as such term is defined in Section 9-102(a) of the UCC) of any of the foregoing

(collectively, the “Finance II 2019 Notes Collateral”), in order to secure all obligations and indebtedness of Finance II under the Finance II 2019 Indenture, the Finance II 2019 Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by Finance II under the Finance II 2019 Indenture or the Finance II 2019 Notes to the holders of the Finance II 2019 Notes or to the Trustee with respect thereto or any predecessor Trustee (collectively, the “Finance II 2019 Notes Secured Obligations”). The Escrow Agent hereby acknowledges the Trustee’s security interest and lien as set forth above. Finance II shall not grant or cause or permit any other person or entity to obtain a security interest, encumbrance, lien or other claim, direct or indirect, in the Finance II’s right, title or interest in the Finance II 2019 Escrow Account or any Finance II 2019 Notes Collateral.

(e)                                       Finance II hereby irrevocably grants a first priority security interest in and lien on, and pledges, assigns, transfers and sets over to the Trustee in its capacity as trustee under the Finance II 2022 Indenture for its own benefit and the benefit of the holders of the Finance II 2022 Notes, all of its respective right, title and interest in, to the extent applicable:

(i)                                          the Dynegy Finance II, Inc. 2022 Notes Escrow Account, and all “financial assets” (as such term is defined in Section 8-102(a) of the UCC) and other property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Dynegy Finance II, Inc. 2022 Notes Escrow Account, including, without limitation, all funds held therein, and all Eligible Escrow Investments held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2 with respect thereto;

(ii)                                       all “security entitlements” (as such term is defined in Section 8-102(a) of the UCC) from time to time credited to the Dynegy Finance II, Inc. 2022 Notes Escrow Account;

(iii)                                    all claims and rights of whatever nature which Finance II may now have or hereafter acquire against any third party in respect of any of the Finance II 2022 Notes Collateral described in this Section 6 (including any claims or rights in respect of any security entitlements credited to an account of the Escrow Agent maintained at DTC or any other clearing corporation) or any other “securities intermediary” (as such terms are defined in Section 8-102(a) of the UCC);

(iv)                                   all rights which Finance II has under this Agreement with respect to the Finance II 2022 Notes and all rights it may now have or hereafter acquire against the Escrow Agent in respect of its holding and managing all or any part of the Finance II 2022 Notes Collateral; and

(v)                                      all “proceeds” (as such term is defined in Section 9-102(a) of the UCC) of any of the foregoing

(collectively, the “Finance II 2022 Notes Collateral”), in order to secure all obligations and indebtedness of Finance II under the Finance II 2022 Indenture, the Finance II 2022 Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by Finance II under the Finance II 2022 Indenture or the Finance II 2022 Notes to the holders of the Finance II 2022 Notes or to the Trustee with respect thereto or any predecessor Trustee (collectively, the “Finance II 2022 Notes Secured Obligations”). The Escrow Agent hereby acknowledges the Trustee’s security interest and lien as set forth above. Finance II shall not grant or cause or permit any other person or entity to obtain a security interest, encumbrance, lien or other claim, direct or indirect, in the Finance II’s right, title or interest in the Finance II 2022 Escrow Account or any Finance II 2022 Notes Collateral.

(f)                                         Finance II hereby irrevocably grants a first priority security interest in and lien on, and pledges, assigns, transfers and sets over to the Trustee in its capacity as trustee under the Finance II 2024 Indenture for its own benefit and the benefit of the holders of the Finance II 2024 Notes, all of its respective right, title and interest in, to the extent applicable:

(i)                                          the Dynegy Finance II, Inc. 2024 Notes Escrow Account, and all “financial assets” (as such term is defined in Section 8-102(a) of the UCC) and other property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Dynegy Finance II, Inc. 2024 Notes Escrow Account, including, without limitation, all funds held therein, and all Eligible Escrow Investments held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2 with respect thereto;

(ii)                                       all “security entitlements” (as such term is defined in Section 8-102(a) of the UCC) from time to time credited to the Dynegy Finance II, Inc. 2024 Notes Escrow Account;

(iii)                                    all claims and rights of whatever nature which Finance II may now have or hereafter acquire against any third party in respect of any of the Finance II 2024 Notes Collateral described in this Section 6 (including any claims or rights in respect of any security entitlements credited to an account of the Escrow Agent maintained at DTC or any other clearing corporation) or any other “securities intermediary” (as such terms are defined in Section 8-102(a) of the UCC);

(iv)                                   all rights which Finance II has under this Agreement with respect to the Finance II 2024 Notes and all rights it may now have or hereafter acquire against the Escrow Agent in respect of its holding and managing all or any part of the Finance II 2024 Notes Collateral; and

(v)                                      all “proceeds” (as such term is defined in Section 9-102(a) of the UCC) of any of the foregoing

(collectively, the “Finance II 2024 Notes Collateral”; the Finance II 2019 Notes Collateral, the Finance II 2022 Notes Collateral and the Finance II 2024 Notes Collateral are collectively referred to herein as the “Finance II Notes Collateral”), in order to secure all obligations and indebtedness of Finance II under the Finance II 2024 Indenture, the Finance II 2024 Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by Finance II under the Finance II 2024 Indenture or the Finance II 2024 Notes to the holders of the Finance II 2024 Notes or to the Trustee with respect thereto or any predecessor Trustee (collectively, the “Finance II 2024 Notes Secured Obligations”; the Finance II 2019 Notes Secured Obligations, the Finance II 2022 Notes Secured Obligations and the Finance II 2024 Secured Obligations are collectively referred to herein as the “Finance II Secured Obligations”). The Escrow Agent hereby acknowledges the Trustee’s security interest and lien as set forth above. Finance II shall not grant or cause or permit any other person or entity to obtain a security interest, encumbrance, lien or other claim, direct or indirect, in the Finance II’s right, title or interest in the Finance II 2024 Escrow Account or any Finance II 2024 Notes Collateral.

(g)                                The Issuers and the Trustees hereby irrevocably instruct the Escrow Agent to, and the Escrow Agent shall:

(i)                                          maintain the Escrow Accounts for the sole and exclusive benefit of the applicable Trustee on its behalf and on behalf of the holders of the applicable Notes to the extent specifically required herein; treat all property in the Escrow Accounts as “financial assets” (as defined in Section 8-102(a) of the UCC); take all steps reasonably specified in writing by Finance I with respect to the Finance I Escrow Accounts and Finance II with respect to the Finance II Escrow Accounts pursuant to this Section 6 to cause the Trustees to enjoy continuous perfected first priority security interest under the UCC, any other applicable statutory or case law or regulation of the State of New York and any applicable law or regulation of the United States in the applicable Collateral and except as otherwise required by law, maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims of any nature now or hereafter existing in favor of anyone other than the applicable Trustee;

(ii)                                       promptly notify the applicable Trustee if a Representative Officer of the Escrow Agent receives written notice that any person or entity other than such Trustee or the Escrow Agent has or purports to have a lien or security interest upon any portion of the applicable Collateral; and

(iii)                                    in addition to requesting disbursement of amounts held in the Escrow Accounts pursuant to and in accordance with Section 3, upon an Event of Default under any of the Indentures and for so long as such Event of Default continues, the applicable Trustee may exercise in respect of the applicable Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC or other applicable law.

The liens and security interests provided for in this Section 6 shall automatically terminate and cease as to, and shall not extend or apply to, and the Trustees and the Escrow Agent shall have no security interest in, any funds disbursed by the Escrow Agent pursuant to this Agreement to the extent not inconsistent with the terms hereof. The Escrow Agent shall not have any right to receive compensation from the Trustees and shall have no authority to obligate the Trustees or to compromise or pledge their security interests hereunder. Accordingly, the Escrow Agent is hereby directed to cooperate with the Trustees in the exercise of in their respective rights in the Collateral provided for herein.

(h)                                Any money collected by a Trustee pursuant to Section 6(g)(iii) shall be applied to the applicable Escrow Account in accordance with the terms of Section 6.07 of the applicable Indenture. Neither the Trustees nor the Escrow Agent shall have any liability for any shortfall in the payment of any Special Mandatory Redemption Price.

(i)                                   The Issuers will execute and deliver or cause to be executed and delivered, or use their reasonable best efforts to procure, all assignments, instruments and other documents, deliver any instruments to the applicable Trustees and take any other actions that are necessary or desirable, and shall direct the Trustees in writing to take all actions necessary on their part, to perfect, continue the perfection of, or protect the first priority of such Trustee’s security interest in and to the Collateral, to protect the Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Agreement. The Issuers also hereby authorize the Trustees to file any financing or continuation statements with respect to the Collateral in such jurisdictions and filing offices and containing such description of Collateral as are reasonably necessary in order to perfect the security interest granted herein without their respective signature (to the extent permitted by applicable law), and any such filing is hereby authorized to be made by the Initial Purchasers or their counsel on behalf of the Trustees. The Issuers shall pay all reasonable costs incurred in connection with any of the foregoing, it being understood that the Trustees shall have no duty to determine whether to file or record any document or instrument relating to Collateral. Neither the Trustees nor the Escrow Agent shall have any duty or obligation to file or record any document or otherwise to see to the grant or perfection of any security interest granted hereunder.

(j)                                   The Issuers hereby appoint the applicable Trustees as attorneys-in-fact with full power of substitution to do any act that either Issuer is obligated hereby to do, and such Trustee may, but shall not be obligated to, exercise such rights as such Issuer might exercise with respect to the Collateral and take any action in such Issuer’s name to protect such Trustee’s security interest hereunder.

(k)                                 If at any time the Escrow Agent shall receive any “entitlement order” (as such term is defined in Section 8-102(a)(8) of the UCC) or any other instructions issued by a Trustee directing the disposition of funds in an Escrow Account or otherwise related to the Escrow Accounts, the Escrow Agent shall comply with any such entitlement order or instructions without further consent by the Issuer or any other person or entity.

(l)                                   The Escrow Agent represents that it is a “securities intermediary” and that each of the Escrow Accounts is a “securities account” (as each such term is defined in the UCC).

(m)                              The Issuers hereby confirm that the arrangements established under this Section 6 constitute “control” by the Trustees of the applicable Escrow Accounts (as such term is defined in Article 8 of the UCC). The Escrow Agent and the Issuers have not entered and will not enter into any other agreement with respect to control of the Escrow Accounts or purporting to limit or condition the obligation of the Escrow Agent to comply with any orders or instructions of the Trustees with respect to the Escrow Accounts as set forth in this Section 6. In the event of any conflict with respect to control over the Escrow Accounts between this Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(n)                                The Escrow Agent hereby agrees that any security interest in, lien on, encumbrance, claim or right of setoff against, the Escrow Accounts or any funds therein that it now has or subsequently obtains shall be subordinate to the security interest of the Trustees in the Escrow Accounts and the funds therein or credited thereto. Except as otherwise set forth herein, the Escrow Agent agrees not to exercise any present or future right of recoupment or set-off against the Escrow Accounts or to assert against the Escrow Accounts any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Escrow Agent may at any time have against or in the Escrow Accounts or any funds therein.

7. Termination. This Agreement and the security interests in the Escrowed Property evidenced by this Agreement shall terminate automatically and be of no further force or effect upon the distribution of all Escrowed Property in accordance with Section 3 hereof; provided, however, that the obligations of the Issuers under Section 2(c) and Section 5 (and any existing claims thereunder) shall survive termination of this Agreement and the resignation or removal of the Escrow Agent. At such time, upon the written request of either Issuer (or, the Company following the Finance I Merger or the Finance II Merger, as applicable), the Escrow Agent shall deliver to the Issuers or the Company all of the Escrowed Property hereunder that has not been disbursed or applied by the Escrow Agent in accordance with the terms of this Agreement and the applicable Indenture. Such delivery shall be without warranty by or recourse to the Escrow Agent in its capacity as such, except as to the absence of any liens on the Escrowed Property created by the Escrow Agent, and shall be at the sole expense of the Issuers.

Notwithstanding any other provision of this Agreement, upon the merger of an Issuer into the Company, with the Company as the surviving corporation, any joint obligations of the Issuers hereunder shall thereafter be several (and not joint) obligations of the Company and the remaining Issuer.

8. Security Interest Absolute. All rights of each Trustee for its own benefit and the benefit of the holders of the Notes and security interests hereunder, and all obligations of the Issuers hereunder, shall be absolute and unconditional irrespective of:

(a)                                      any lack of validity or enforceability of either the applicable Indenture or any other agreement or instrument relating thereto;

(b)                                      any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

(c)                                       any exchange, surrender, release or non-perfection of any Liens on any other collateral for all or any of the Secured Obligations; or

(d)                                      to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Issuers in respect of the Secured Obligations or of this Agreement.

9. Miscellaneous.

(a)                                      Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

(b)                                      Invalidity. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties’ intent.

(c)                                       Assignment. This Agreement is personal to the parties hereto, and the rights and duties of either Issuer hereunder shall not be assignable except with the prior written consent of the other parties. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

(d)                                      Benefit. This Agreement shall be binding upon the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder any benefit or any legal or equitable right, remedy or claim under this Agreement.

(e)                                       Entire Agreement; Amendments. This Agreement and the Indentures contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. Any amendment or waiver of any provision of this Agreement and any consent to any departure by either Issuer from any provision of this Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the applicable Indenture or Indentures, and neither the Escrow Agent nor the Trustees shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof; provided, for the avoidance of doubt, that the parties hereto may amend or supplement this Agreement without the consent of any holder (as defined in the applicable Indenture or Indentures) in order to (x) cure any ambiguity, omission, mistake, defect or inconsistency or (y) to conform the text of this Agreement to any provision of the “Description of the Notes” section of the Offering Memorandum to the extent that such section in such “Description of the Notes” was intended to be a verbatim recitation of a provision of this Agreement. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Escrow Agent or the Trustees of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Escrow Agent or the Trustees would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

(f)                                         Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received when actually received (i) on the day of delivery; (ii) three Business Days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as set forth below; (iii) when transmitted by telecopy to the telecopy number set forth below with verbal confirmation of receipt by the telecopy operator; or (iv) one Business Day following the day timely delivered to a next-day air courier addressed as set forth below:

To the Escrow Agent:

Wilmington Trust, National Association

166 Mercer Street

Suite 2 R

New York, New York 10012

Facsimile: (212) 343-1079

Email: BTreyger@WilmingtonTrust.com

Attention: Boris Treyger

To a Trustee:

Wilmington Trust, National Association

166 Mercer Street

Suite 2 R

New York, New York 10012

Facsimile: (212) 343-1079

Email: BTreyger@WilmingtonTrust.com

Attention: Dynegy Administrator

To Finance I or Finance II:

[Dynegy Finance I, Inc.][Dynegy Finance II, Inc.]

c/o Dynegy Inc.

601 Travis Street

Suite 1400

Houston, Texas 77002
Facsimile: (713) 507-6588

Email: Catherine.Callaway@dynegy.com
Attention:  General Counsel

With a copy to (which shall not constitute notice):

White & Case LLP

1155 Avenue of the Americas

New York, New York 10036

Facsimile: (212) 354-8113

Email: gkashar@whitecase.com

Attention: Gary Kashar, Esq.

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section 9(f). Notwithstanding the foregoing, notices and other communications to a Trustee or the Escrow Agent pursuant to clauses (ii) and (iv) of this Section 9(f) shall not be deemed duly given and received until actually received by such Trustee or the Escrow Agent, as applicable, at its address set forth above.

(g)                                      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(h)                                      Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

(i)                                         Choice of Law; Submission to Jurisdiction. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY AGREE THAT JURISDICTION OVER SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT MAY BE EXERCISED BY A COMPETENT COURT OF THE CITY AND STATE OF NEW YORK, OR BY A COMPETENT UNITED STATES COURT, SITTING IN NEW YORK CITY. EACH ISSUER, THE TRUSTEE AND THE ESCROW AGENT HEREBY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HERETO WAIVES THE RIGHT TO A TRIAL BY JURY AND TO ASSERT COUNTERCLAIMS OTHER THAN MANDATORY COUNTERCLAIMS IN ANY ACTION OR PROCEEDING RELATING TO OR ARISING FROM, DIRECTLY OR INDIRECTLY, THIS AGREEMENT. THE ISSUERS HEREBY WAIVE PERSONAL SERVICE OF PROCESS AND CONSENT TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO IT AT THE ADDRESS LAST SPECIFIED FOR NOTICES HEREUNDER, AND SUCH SERVICE SHALL BE DEEMED COMPLETED TEN CALENDAR DAYS AFTER THE SAME IS SO MAILED. FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE, NEW YORK SHALL BE THE ESCROW AGENT’S JURISDICTION.

(j)                                         Representations and Warranties of the Issuers. Each Issuer hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, reorganization, insolvency (including without limitation, all laws relating to fraudulent transfers), moratorium or other laws relating to or affecting creditors’ rights and remedies generally and except as the enforcement thereof is subject to equitable principles regardless of whether enforcement is considered in a proceeding at law or in equity). The execution, delivery and performance of this Agreement by each Issuer does not violate any applicable law or regulation to which such Issuer is subject and does not require the consent of any governmental or other regulatory body to which such Issuer is subject, except for such consents and approvals as have been obtained and are in full force and effect. Each Issuer is, with respect to the Collateral delivered pursuant to this Agreement, the beneficial owner of such Collateral, free and clear of any Lien or claim of any person or entity (except for the security interest granted under this Agreement) and is the only “entitlement holders” (as defined in Section 8-102(a)(7) of the UCC) of the Escrow Accounts and the “financial assets” (as defined in Section 8-102(a) of the UCC).

(k)                                       Representations and Warranties of Escrow Agent and the Trustees. The Escrow Agent hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms. The Trustees hereby represent and warrant that the person executing this Agreement is duly authorized to so execute this Agreement, and that this Agreement has been duly executed and delivered on their behalf.

(l)                                         No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another pledge, security or debt agreement of any Issuer or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

(m)                                    Interpretation of Agreement. All terms not defined herein or in the Indentures shall have the meaning set forth in the UCC, except where the context otherwise requires. To the extent a term or provision of this Agreement relating to a Trustee or either Issuer conflicts with the Indenture, such applicable Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

(n)                                      Survival of Provisions. All representations, warranties and covenants of the Issuers contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement.

(o)                                      Patriot Act. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. For a non-individual person or entity such as a business entity, a charity, a trust or other legal entity, the Escrow Agent will ask for documentation to verify its formation and existence as a legal entity. The Escrow Agent may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

(p)                                      Security Advice. The Issuers acknowledge that regulations of the Comptroller of the Currency grant the Issuers the right to receive brokerage confirmations of the security transactions as they occur. The Issuers specifically waive such notification to the extent permitted by law and will receive periodic cash transaction statements that will detail all investment transactions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day first above written.

DYNEGY FINANCE I, as Issuer

By:	/s/ Clint C. Freeland
Name:	Clint C. Freeland
Title:	Executive Vice President & Chief Financial Officer

DYNEGY FINANCE II, as Issuer

By:	/s/ Clint C. Freeland
Name:	Clint C. Freeland
Title:	Executive Vice President & Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Escrow Agent

By:	/s/ Boris Treyeger
Name:	Boris Treyger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee under each Indenture

By:	/s/ Boris Treyger
Name:	Boris Treyger
Title:	Vice President

ANNEX I

DYNEGY FINANCE I, INC.

[                      ], 201[ ]

Wilmington Trust, National Association, as Escrow Agent and Trustee

166 Mercer Street

New York, NY 10012

Attention: Boris Treyger

Re:                             Dynegy Finance I, Inc. Release Request Officer’s Certificate

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of October 27, 2014 (the “Escrow Agreement”), among you (as Escrow Agent) and you (as Trustee under the Finance I Indentures (as defined therein)), Dynegy Finance I, Inc., a Delaware corporation (“Finance I”) and Dynegy Finance II, Inc. Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

This Officer’s Certificate constitutes a Finance I Release Request under the Escrow Agreement.

Finance I hereby notifies you and certifies to you as follows pursuant to Section 3(a) of the Escrow Agreement that, prior to or concurrently with the release of the Escrowed Property from the Finance I Escrow Accounts, the following shall be satisfied:

1.                                      The Duke Midwest Assets Acquisition has been, or concurrently with the Finance I Release will be, consummated substantially in accordance with the terms and conditions of the Duke Midwest Purchase Agreement, as amended or modified from time to time in accordance with its terms, and the Duke Midwest Purchase Agreement has not been amended or modified and no waivers or consents have been granted thereunder, in each case after the Issue Date in a manner materially adverse to the holders of the Finance I Notes.

2.                                      All amounts in the Finance I Escrow Accounts will be applied in connection with the Duke Midwest Assets Acquisition in the manner described under the caption “Use of Proceeds” in the Offering Memorandum.

3.                                      No Default or Event of Default has occurred and is continuing under any of the Finance I Indentures.

4.                                      (A) Finance I has been, or substantially simultaneously with the Finance I Release will be, merged with and into the Company and the Company has assumed, or contemporaneously with the Finance I Release will assume, by supplemental indenture or joinder, as applicable, all of the obligations of Finance I under the Finance I Notes, the Finance I Indentures and the Registration Rights Agreement and (B) the Subsidiary Guarantors have, by supplemental indentures or joinders (in each case,

A-I-1

substantially in the form attached to the Finance I Indentures and the Registration Rights Agreement), as applicable, effective upon the Duke Midwest Escrow Release Date and consummation of the Duke Midwest Assets Acquisition, become, or substantially simultaneously with the Finance I Release will become, guarantors of the Finance I Notes and the Finance I Indentures and parties to the Registration Rights Agreement.

[Signature Pages Follow]

A-I-2

Finance I hereby notifies you and certifies to you that the release of the entire amount of funds from the Finance I Escrow Accounts is currently permitted in accordance with Section 3(a) of the Escrow Agreement and request that you release all such amounts as set forth on Schedule A hereto. The Escrow Agent is entitled to rely on the foregoing in disbursing Escrowed Property as specified in this Finance I Release Request.

DYNEGY FINANCE I, INC.

By:
Name:
Title:

A-I-3

Schedule A

WIRE INSTRUCTIONS AND INTERNAL TRANSFER INSTRUCTIONS

A-I-4

ANNEX II

DYNEGY FINANCE I, INC.

[                      ], 201[ ]

Wilmington Trust, National Association, as Escrow Agent and Trustee

166 Mercer Street

New York, NY 10012

Attention: Boris Treyger

Re:                             Dynegy Finance I, Inc. Release Request Officer’s Certificate

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of October 27, 2014 (the “Escrow Agreement”), among you (as Escrow Agent) and you (as Trustee under the Finance I Indentures (as defined therein)), Dynegy Finance I, Inc., a Delaware corporation (“Finance I”) and Dynegy Finance II, Inc. Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

Finance I hereby notifies you and certifies to you pursuant to Section 3(b) of the Escrow Agreement that [Finance I has determined that the Duke Midwest Assets Acquisition will not be consummated on or before the Duke Midwest Assets Acquisition Deadline][the Duke Purchase Agreement has been terminated].

[Signature Pages Follow]

A-II-1

Finance I hereby notifies you and certifies to you that the release of the entire amount of funds from the Finance I Escrow Accounts is currently permitted in accordance with Section 3(b) of the Escrow Agreement and request that you release all such amounts in accordance with the wire instructions set forth on Schedule A hereto. The Escrow Agent is entitled to rely on the foregoing in disbursing Escrowed Property as specified in this notice.

DYNEGY FINANCE I, INC.

By:
Name:
Title:

A-II-2

Schedule A

WIRE INSTRUCTIONS AND INTERNAL TRANSFER INSTRUCTIONS

A-II-3

ANNEX III

DYNEGY FINANCE I, INC.

[                      ], 201[ ]

Wilmington Trust, National Association, as Escrow Agent and Trustee

166 Mercer Street

New York, NY 10012

Attention: Boris Treyger

Re:                             Dynegy Finance I, Inc. Release Request Officer’s Certificate

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of October 27, 2014 (the “Escrow Agreement”), among you (as Escrow Agent) and you (as Trustee under the Indentures (as defined therein)), Dynegy Finance I, Inc., a Delaware corporation (“Finance I”) and Dynegy Finance II, Inc. Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

Finance I hereby notifies you and certifies to you pursuant to Section 3(c) of the Escrow Agreement that, as calculated by Finance I, on the date that is five Business Days prior to the last Business Day of this calendar month, the funds in the Finance I Escrow Accounts listed below are not sufficient to fund a Duke Midwest Special Mandatory Redemption with respect to such Finance I Notes if such redemption were to occur on the last Business Day of the following month.

Applicable Finance I Escrow Accounts:

[Signature Pages Follow]

A-III-1

Finance I hereby notifies you and certifies to you that the release of the entire amount of funds from the foregoing Finance I Escrow Accounts is currently permitted in accordance with Section 3(c) of the Escrow Agreement and request that you release all such amounts in accordance with the wire instructions set forth on Schedule A hereto. The Escrow Agent is entitled to rely on the foregoing in disbursing Escrowed Property as specified in this notice.

DYNEGY FINANCE I, INC.

By:
Name:
Title:

A-III-2

Schedule A

WIRE INSTRUCTIONS AND INTERNAL TRANSFER INSTRUCTIONS

A-III-1

ANNEX IV

DYNEGY FINANCE II, INC.

[                      ], 201[ ]

Wilmington Trust, National Association, as Escrow Agent and Trustee

166 Mercer Street

New York, NY 10012

Attention: Boris Treyger

Re:                             Dynegy Finance II, Inc. Release Request Officer’s Certificate

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of October 27, 2014 (the “Escrow Agreement”), among you (as Escrow Agent) and you (as Trustee under the Finance II Indentures (as defined therein)), Dynegy Finance I, Inc., Dynegy Finance II, Inc., a Delaware corporation (“Finance II”). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

This Officer’s Certificate constitutes a Finance II Release Request under the Escrow Agreement.

Finance II hereby notifies you and certifies to you as follows pursuant to Section 3(d) of the Escrow Agreement that, prior to or concurrently with the release of the Escrowed Property from the Finance II Escrow Accounts, the following shall be satisfied:

1.                                            The EquiPower Acquisition has been, or concurrently with the Finance II Release will be, consummated substantially in accordance with the terms and conditions of the EquiPower Purchase Agreement, as amended or modified from time to time in accordance with its terms, and the EquiPower Purchase Agreement has not been amended or modified and no waivers or consents have been granted thereunder, in each case after the Issue Date in a manner materially adverse to the holders of the Finance II Notes.

2.                                      All amounts in the Finance II Escrow Accounts will be applied in connection with the EquiPower Acquisition in the manner described under the caption “Use of Proceeds” in the Offering Memorandum.

3.                                      No Default or Event of Default has occurred and is continuing under any of the Finance II Indentures.

4.                                      (A) Finance II has been, or substantially simultaneously with the Finance II Release will be, merged with and into the Company and the Company has assumed, or contemporaneously with the Finance II Release will assume, by supplemental indenture or joinder, as applicable, all of the obligations of Finance II under the Finance II Notes, the Finance II Indentures and the Registration Rights Agreement

A-IV-1

and (B) the Subsidiary Guarantors have, by supplemental indentures or joinders (in each case, substantially in the form attached to the Finance II Indentures and the Registration Rights Agreement), as applicable, effective upon the EquiPower Escrow Release Date and consummation of the EquiPower Acquisition, become, or substantially simultaneously with the Finance II Release will become, guarantors of the Finance II Notes and the Finance II Indentures and parties to the Registration Rights Agreement.

[Signature Pages Follow]

A-IV-2

Finance II hereby notifies you and certifies to you that the release of the entire amount of funds from the Finance II Escrow Accounts is currently permitted in accordance with Section 3(d) of the Escrow Agreement and request that you release all such amounts as set forth on Schedule A hereto. The Escrow Agent is entitled to rely on the foregoing in disbursing Escrowed Property as specified in this Finance I Release Request.

DYNEGY FINANCE II, INC.

By:
Name:
Title:

A-IV-3

Schedule A

WIRE INSTRUCTIONS AND INTERNAL TRANSFER INSTRUCTIONS

A-IV-4

ANNEX V

DYNEGY FINANCE II, INC.

[                      ], 201[ ]

Wilmington Trust, National Association, as Escrow Agent and Trustee

166 Mercer Street

New York, NY 10012

Attention: Boris Treyger

Re:                             Dynegy Finance II, Inc. Release Request Officer’s Certificate

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of October 27, 2014 (the “Escrow Agreement”), among you (as Escrow Agent) and you (as Trustee under the Finance II Indentures (as defined therein)), Dynegy Finance II, Inc., a Delaware corporation (“Finance II”) and Dynegy Finance I, Inc. Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

Finance II hereby notifies you and certifies to you as follows pursuant to Section 3(e) of the Escrow Agreement:

Finance II hereby notifies you and certifies to you as follows pursuant to Section 3(e) of the Escrow Agreement that [Finance II has determined that the EquiPower Acquisition will not be consummated on or before the EquiPower Acquisition Deadline][the EquiPower Purchase Agreement has been terminated].

[Signature Pages Follow]

A-V-1

Finance II hereby notifies you and certifies to you that the release of the entire amount of funds from the Finance II Escrow Accounts is currently permitted in accordance with Section 3(e) of the Escrow Agreement and request that you release all such amounts in accordance with the wire instructions set forth on Schedule A hereto. The Escrow Agent is entitled to rely on the foregoing in disbursing Escrowed Property as specified in this notice.

DYNEGY FINANCE II, INC.

By:
Name:
Title:

A-V-2

Schedule A

WIRE INSTRUCTIONS AND INTERNAL TRANSFER INSTRUCTIONS

A-V-3

ANNEX VI

DYNEGY FINANCE II, INC.

[                      ], 201[ ]

Wilmington Trust, National Association, as Escrow Agent and Trustee

166 Mercer Street

New York, NY 10012

Attention: Boris Treyger

Re:                             Finance II Release Request Officer’s Certificate

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of October 27, 2014 (the “Escrow Agreement”), among you (as Escrow Agent) and you (as Trustee under the Indentures (as defined therein)), Dynegy Finance II, Inc., a Delaware corporation (“Finance II”) and Dynegy Finance I, Inc. Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

Finance II hereby notifies you and certifies to you pursuant to Section 3(f) of the Escrow Agreement that, as calculated by Finance II, on the date that is five Business Days prior to the last Business Day of this calendar month, the funds in the Finance II Escrow Accounts listed below are not sufficient to fund an EquiPower Special Mandatory Redemption with respect to such Finance II Notes if such redemption were to occur on the last Business Day of the following month.

Applicable Finance II Escrow Accounts:

[Signature Pages Follow]

A-VI-1

Finance II hereby notifies you and certifies to you that the release of the entire amount of funds from the foregoing Finance II Escrow Accounts is currently permitted in accordance with Section 3(f) of the Escrow Agreement and request that you release all such amounts in accordance with the wire instructions set forth on Schedule A hereto. The Escrow Agent is entitled to rely on the foregoing in disbursing Escrowed Property as specified in this EquiPower Special Mandatory Redemption Notice.

DYNEGY FINANCE II, INC.

By:
Name:
Title:

A-VI-2

Schedule A

WIRE INSTRUCTIONS AND INTERNAL TRANSFER INSTRUCTIONS

A-VI-3